                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934


          Date of Report (Date of earliest event reported) May 3, 2004

                                   ----------

                          CAL DIVE INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)


          MINNESOTA                                            95-3409686
(State or other jurisdiction of                             (I.R.S. Employer
 incorporation of organization)                            Identification No.)


400 N. SAM HOUSTON PARKWAY E., SUITE 400, HOUSTON, TEXAS           77060
        (Address of Principal Executive Offices)                 (Zip Code)


                                 (281) 618-0400
              (Registrant's telephone number, including area code)


                                      None
                     (Former name, former address and former
                   fiscal year, if changed since last report)

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Item 7.  Financial Statements and Exhibits.

        Number                            Description
        ------      ----------------------------------------------------------
          99.1      Press Release of Cal Dive International, Inc. dated
                    May 3, 2004 reporting Cal Dive's financial results for the first quarter of 2004.

          99.2      2004 First Quarter Report to Shareholders.

Item 12. Results of Operations and Financial Condition.

Incorporated by reference are the press release and 2004 First Quarter Report to Shareholders issued by the Registrant on May 3, 2004 regarding earnings for the first quarter of 2004, attached as Exhibits 99.1 and 99.2, respectively. This information is not deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 and is not incorporated by reference into any Securities Act registration statements.


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                          CAL DIVE INTERNATIONAL, INC.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

      Date: May 3, 2004


                                         CAL DIVE INTERNATIONAL, INC.


                                         By: /S/
                                             -----------------------------------
                                             S. James Nelson
                                             Vice Chairman


                                         By: /S/
                                             -----------------------------------
                                             A. Wade Pursell
                                             Senior Vice President and
                                             Chief Financial Officer

                                INDEX TO EXHIBITS

            Exhibit No.                     Description
            -----------        -----------------------------------------
               99.1            Press Release dated May 3, 2004

               99.2            2004 First Quarter Report to Shareholders